SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 18, 2002
                                                 -------------------------


                               GULF POWER COMPANY
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

-------------------------------------------------------------------------------

      Maine                         0-2429                    59-0276810
-------------------------------------------------------------------------------
  (State or other jurisdiction  (Commission File   (IRS Employer Identification
    of incorporation)               Number)                   No.)


             One Energy Place, Pensacola, Florida                  32520-0102
-------------------------------------------------------------------------------
           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code             (850) 444-6111
                                                  -----------------------------


                                       N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.         Other Events.
                ------------

                On January 18, 2002, Gulf Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $45,000,000 aggregate principal amount of its Series E 6.00% Senior Notes due January 30, 2012 (the "Series E Senior Notes"). Said Notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Statement Nos. 333-59942, 333-59942-01 and 333-59942-02) of the Company.

                The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2001 and for the periods ended March 31, 2001 and March 31, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2001 (which was filed with the Securities and Exchange Commission on May 15,
2001); June 30, 2001 and for the periods ended June 30, 2001 and June 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2001 (which was filed with the Securities and Exchange Commission on August 10, 2001); September 30, 2001 and for the periods ended September 30, 2001 and September 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2001 (which was filed with the Securities and Exchange Commission on November 14, 2001), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2001, March 19, 2001, March 19, 2001, July 23, 2001,

September 17, 2001, September 19, 2001, October 22, 2001 and December 4, 2001, as it related to Ambac Assurance Corporation, are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof. The consent of KPMG LLP is filed herewith as Exhibit 23.4.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------
           (c) Exhibits.
             1 Underwriting Agreement, dated January 18, 2002, among the Company and A.G. Edwards & Sons, Inc. and SunTrust Capital Markets, Inc., as the Underwriters.

             4.2 Fifth Supplemental Indenture to Senior Note Indenture dated as of January 30, 2002, providing for the issuance of the Company's Series E 6.00% Senior Notes due January 30, 2012.

             4.9    Form of Series E 6.00% Senior Note due January 30, 2012.
                   (included in Exhibit 4.2 above).

            23.4    Consent of KPMG LLP.


                               SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     January 30, 2002      GULF POWER COMPANY



                                By   /s/Wayne Boston
                                      Wayne Boston
                                     Assistant Secretary